INCOME TAXES - NET DEFERRED TAX ASSET (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015
Significant components of net deferred tax asset
Net operating loss carryforward	$ 37,245	$ 30,014
Research and development credit carryforward	1,065	942
Stock-based compensation	5,235	3,307
Depreciation and amortization	31
Depreciation and amortization		(48)
Accrued expenses	264	186
Charitable contributions	63	96
Subtotal	43,903	34,497
Valuation allowance	(43,903)	(34,497)
Increase in valuation allowance	9,406	8,727
Uncertain tax positions that would affect its effective tax rate	$ 0	$ 0